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                                                                   EXHIBIT 99.03


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                             FIRST USA BANK, N.A.

              ---------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-8
              ---------------------------------------------------

                Monthly Period:                   4/1/00 to
                                                  4/30/00
                Distribution Date:                5/15/00
                Transfer Date:                    5/12/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, N.A. (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-8 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                              Class A (Quarterly)                    $15.83984
                              Class B (Quarterly)                    $16.36484
                              CIA                                     $5.29278

    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                              Class A (Quarterly)                    $15.83984
                              Class B (Quarterly)                    $16.36484
                              CIA                                     $5.29278

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1994-8
Page 2


    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                              Class A  (Quarterly)                     $0.00000
                              Class B  (Quarterly)                     $0.00000
                              CIA                                      $0.00000

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                              Class A                            $70,431,798.90
                              Class B                             $5,528,934.01
                              CIA                                 $8,917,890.56
                                                          ---------------------
                              Total                              $84,878,623.47

    2.  Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1)  The aggregate amount of Allocations of
              Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                              Class A                             $7,234,702.08
                              Class B                               $567,944.53
                              CIA                                   $916,042.36
                                                          ---------------------
                              Total                               $8,718,688.97

        (b1)  Interest Funding Investment Proceeds
              (to Class A)                                           $17,688.98
        (b2)  Principal Funding Investment Proceeds
              (to Class A)                                                $0.00
        (b3)  Withdrawals from Reserve Account
              (to Class A)                                                $0.00
                                                          ---------------------
              Class A Available Funds                             $7,252,391.06

        (c1)  Interest Funding Investment Proceeds
              (to Class B)                                            $1,385.29
              Class B Available Funds                               $569,329.82

    3.  Principal Receivable/Investor Percentages
        -----------------------------------------

        (a)   The aggregate amount of Principal
              Receivables in the Trust as of the last
              day of the Monthly Period                      $35,957,403,124.97

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1994-8
Page 3

        (b) Invested Amount as of the last day of the preceding month (Adjusted Class A Invested
              Amount during Accumulation Period)

                              Class A                           $500,000,000.00
                              Class B                            $39,157,000.00
                              CIA                                $63,253,000.00
                                                          ---------------------
                              Total                             $602,410,000.00


        (c)   The Floating Allocation Percentage: The
              Invested Amount set forth in paragraph
              3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                              Class A                                    1.391%
                              Class B                                    0.109%
                              CIA                                        0.176%
                                                          ---------------------
                              Total                                      1.676%

        (d)   During the Amortization Period: The Invested
              Amount as of ____________ (the last day of the Revolving Period)

                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                          ---------------------
                              Total                                       $0.00

        (e)   The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(d) above as a percentage of the
              aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                              Class A                                    0.000%
                              Class B                                    0.000%
                              CIA                                        0.000%
                                                          ---------------------
                              Total                                      0.000%


    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly
        Period

        (a)   35 - 64 days                                      $412,356,105.49
        (b)   65 - 94 days                                      $304,262,251.21
        (c)   95 - 124 days                                     $259,879,194.26
        (d)   125 - 154 days                                    $222,010,293.21
        (e)   155 - 184 days                                    $195,551,133.26
        (f)   185 or more days                                            $0.00
                                                          ---------------------
                              Total                           $1,394,058,977.43

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1994-8
Page 4


    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)   The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Monthly Period
              allocable to the Invested Amount (the
              aggregate "Investor Default Amount")

                              Class A                             $2,336,565.85
                              Class B                               $183,558.94
                              CIA                                   $295,891.70
                                                          ---------------------
                              Total                               $2,816,016.49

        (b)   The amount set forth in paragraph 5(a)
              above in respect of the Monthly Investor
              Default Amount, per original $1,000
              interest

                              Class A                                     $4.67
                              Class B                                     $4.69
                              CIA                                         $4.68
                                                          ---------------------
                              Total                                       $4.67

    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the
              Class B Invested Amount and the CIA

                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                          ---------------------
                              Total                                       $0.00

        (b)   The amounts set forth in paragraph 6(a)
              above, per $1,000 original certificate
              principal amount (which will have the
              effect of reducing, pro rata, the
              amount of each Certificateholder's
              investment)

                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                          ---------------------
                              Total                                       $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1994-8
Page 5

        (c)   The aggregate amount of Class A Investor
              Charge-Offs reimbursed and the
              reimbursement of reductions in the
              Class B Invested Amount and the CIA

                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                          ---------------------
                              Total                                       $0.00

        (d)   The amounts set forth in paragraph 6(c)
              above, per $1,000 interest (which will
              have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                          ---------------------
                              Total                                       $0.00

    7.  Investor Servicing Fee
        ----------------------

        (a)   The amount of the Investor Monthly
              Servicing Fee payable by the Trust
              to the Servicer for the Monthly Period

                              Class A                               $625,000.00
                              Class B                                $48,946.25
                              CIA                                    $79,066.25
                                                          ---------------------
                              Total                                 $753,012.50

        (b)   The amount set forth in paragraph 7(a)
              above, per $1,000 interest

                              Class A                               $1.25000000
                              Class B                               $1.25000000
                              CIA                                   $1.25000000
                                                          ---------------------
                              Total                                 $1.25000000

    8.  Reallocated Principal Collections
        ---------------------------------
              The amount of Reallocated CIA
              and Class B Principal Collections
              applied in respect of Interest
              Shortfalls, Investor Default Amounts
              or Investor Charge-Offs for the
              prior month.

                              Class B                                     $0.00
                              CIA                                         $0.00
                                                          ---------------------
                              Total                                       $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1994-8
Page 6

    9.  Collateral Invested Amount
        (a)   The amount of the Collateral Invested
              Amount as of the close of business on
              the related Distribution Date after
              giving effect to withdrawals, deposits
              and payments to be made in respect of
              the preceding month                                $63,253,000.00

        (b)   The Required CIA Invested Amount
              as of the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to be
              made in respect of the preceding month             $63,253,000.00

    10. The Pool Factor
        ---------------
                The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                              Class A                                1.00000000
                              Class B                                1.00000000
                              Total                                  1.00000000

    11. The Portfolio Yield
        -------------------
           The Portfolio Yield for the related Monthly Period            11.80%

    12. The Base Rate
        -------------
           The Base Rate for the related Monthly Period                   8.35%


C.  Information Regarding the Interest Funding Account
    --------------------------------------------------
                                                        Class A        Class B
                                                        -------        -------
    Beginning Balance                                $5,455,946.18   $441,438.76
     Plus: Interest for Related Monthly Period
            from Finance Charge Account              $2,463,975.69   $199,359.44
     Plus: Interest on Interest Funding Account
            Balance for Related Monthly Period          $17,688.98     $1,385.29
     Less: Withdrawals to Finance Charge Account        $17,688.98     $1,385.29
     Less: Withdrawals to Distribution Account       $7,919,921.87   $640,798.20
    Ending Balance                                           $0.00         $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1994-8
Page 7

D.      Information Regarding the Principal Funding Account
        ---------------------------------------------------

            1.   Accumulation Period

            (a)  Accumulation Period commencement date               10/01/2001

            (b)  Accumulation Period Length (months)                          1

            (c)  Accumulation Period Factor                               40.85

            (d)  Required Accumulation Factor Number                          8

            (e)  Controlled Accumulation Amount                 $500,000,000.00

            (f)  Minimum Payment Rate (last 12 months)                   14.06%

            2.   Principal Funding Account
                 -------------------------

                 Beginning Balance                                        $0.00
                     Plus: Principal Collections for
                           related Monthly Period
                           from Principal Account                         $0.00
                     Plus: Interest on Principal
                           Funding Account Balance for
                           related Monthly Period                         $0.00

                     Less: Withdrawals to Finance
                           Charge Account                                 $0.00
                     Less: Withdrawals to Distribution
                           Account                                        $0.00
                                                          ---------------------
                 Ending Balance                                           $0.00

        3.  Accumulation Shortfall
            ----------------------

                  The Controlled Deposit Amount for the
                  previous Monthly Period                                 $0.00

            Less: The amount deposited into the Principal
                  Funding Account for the Previous
                  Monthly Period                                          $0.00

                  Accumulation Shortfall                                  $0.00
                                                          ---------------------
                  Aggregate Accumulation Shortfalls                       $0.00


        4.  Principal Funding Investment Shortfall
            --------------------------------------

                  Covered Amount                                          $0.00

            Less: Principal Funding Investment Proceeds                   $0.00
                                                          ---------------------
                  Principal Funding Investment Shortfall                  $0.00
                                                          ---------------------

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1994-8
Page 8


E.  Information Regarding the Reserve Account
    -----------------------------------------

        1.  Required Reserve Account Analysis
            ---------------------------------

            (a)  Required Reserve Account Amount percentage             0.00000%

            (b)  Required Reserve Account Amount ($)
                 (0.5% of Invested Amount or other
                 amount designated by Transferor)                         $0.00

            (c)  Required Reserve Account Balance after effect of
                 any transfers on the Related Transfer Date               $0.00

            (d)  Reserve Draw Amount transferred to the Finance
                 Charge Account on the Related Transfer Date              $0.00

        2.  Reserve Account Investment Proceeds
            -----------------------------------
            Reserve Account Investment Proceeds transferred to the
            Finance Charge Account on the Related Transfer Date           $0.00

        3.  Withdrawals from the Reserve Account
            ------------------------------------
            Total Withdrawals from the Reserve Account transferred to the Finance Charge Account on the related Transfer
            Date (1(d) plus 2 above)

        4.  The Portfolio Adjusted Yield
            ----------------------------
            The Portfolio Adjusted Yield for the related Monthly Period   4.40%

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MONTHLY CERTIFICATEHOLDER'S STATEMENT
Signature Page





                                 First USA Bank, N.A.
                                 as Servicer


                                 By: /s/ Tracie Klein
                                    -------------------------------------
                                    Tracie Klein
                                    First Vice President